                                                                    EXHIBIT 99.1

                             HEALTH CARE REIT, INC.
                         REPORTS SECOND QUARTER RESULTS

Toledo, Ohio, July 15, 2003........HEALTH CARE REIT, INC. (NYSE/HCN) today announced operating results for its second quarter ended June 30, 2003. We continue to meet our financial and operational expectations.

"We are pleased to report the fourth consecutive quarter of strong quarter over prior year quarter FFO growth," commented George L. Chapman, chief executive officer of Health Care REIT, Inc. "We believe that this growth, coupled with our strong investment pipeline, should enable us to reach our goal of driving our FFO payout ratio to the low 80 percent level within the next several quarters. During the second quarter, we completed $132.1 million of solid investments that further strengthen and diversify our portfolio. Our continued access to the capital markets, combined with our strong relationships with operators, enables us to successfully close new investments."

The Board of Directors declared a dividend for the quarter ended June 30, 2003 of $0.585 per share. The dividend represents the 129th consecutive dividend payment. The dividend will be payable August 20, 2003 to stockholders of record on July 31, 2003.


SUMMARY OF SECOND QUARTER RESULTS
---------------------------------
(In thousands, except per share data)

                                                 THREE MONTHS ENDED              THREE MONTHS ENDED
                                                    JUNE 30, 2003                   JUNE 30, 2002
                                                    -------------                   -------------

Revenues                                              $47,856                         $39,384
Net Income Available to Common Stockholders           $16,744                         $13,490
Funds From Operations                                 $28,600                         $23,942
Net Income Per Diluted Share                            $0.41                           $0.37
FFO Per Diluted Share                                   $0.70                           $0.66
Dividend Per Share                                     $0.585                          $0.585
FFO Payout Ratio                                          84%                             89%


Net income available to common stockholders totaled $16.7 million, or $0.41 per diluted share for the second quarter of 2003, compared with $13.5 million, or $0.37 per diluted share, for the same period in 2002. Funds from operations totaled $28.6 million, or $0.70 per diluted share, for the second quarter of 2003, compared with $23.9 million, or $0.66 per diluted share, for the same period in 2002.


SUMMARY OF YEAR TO DATE RESULTS
-------------------------------
(In thousands, except per share data)


                                                  SIX MONTHS ENDED                SIX MONTHS ENDED
                                                   JUNE 30, 2003                    JUNE 30, 2002
                                                   -------------                    -------------

Revenues                                               $94,148                       $75,467
Net Income Available to Common Stockholders            $33,195                       $26,002
Funds From Operations                                  $56,674                       $45,131
Net Income Per Diluted Share                             $0.81                         $0.74
FFO Per Diluted Share                                    $1.39                         $1.29
Dividend Per Share                                       $1.17                         $1.17
FFO Payout Ratio                                           84%                           91%


2Q03 Earnings Release                                              July 15, 2003

--------------------------------------------------------------------------------

Net income available to common stockholders totaled $33.2 million, or $0.81 per diluted share for the six months ended June 30, 2003, compared with $26.0 million, or $0.74 per diluted share, for the same period in 2002. Funds from operations totaled $56.7 million, or $1.39 per diluted share, for the six months ended June 30, 2003, compared with $45.1 million, or $1.29 per diluted share, for the same period in 2002.

We had a total outstanding debt balance of $833.5 million at June 30, 2003, as compared with $576.0 million at June 30, 2002, and stockholders' equity of $895.3 million, which represents a debt to total book capitalization ratio of 48 percent. The debt to total market capitalization at June 30, 2003 was 38 percent. Our coverage ratio of EBITDA to interest was 3.50 to 1.00 for the six months ended June 30, 2003.

PORTFOLIO UPDATE. Two assisted living facilities stabilized during the quarter and no assisted living facilities in fill-up were acquired. We ended the quarter with 18 assisted living facilities remaining in fill-up, representing eight percent of revenues. None of these facilities has occupancy of less than 50 percent.

Previously we reported on the impact of the bankruptcy filings of Doctors Community Health Care Corporation and Alterra Healthcare Corporation. At this time, there is no additional information to report.

SUPPLEMENTAL REPORTING MEASURES. FFO stands for funds from operations, the generally accepted measure of operating performance for the real estate investment trust industry. EBITDA stands for earnings before interest, taxes, depreciation and amortization. We believe that FFO and EBITDA, along with net income and cash flow provided from operating activities, are important supplemental measures because they provide investors an indication of our ability to service debt, to make dividend payments and to fund other cash needs. We primarily utilize FFO to measure our payout ratio which represents dividends paid per share divided by FFO per diluted share. We primarily utilize EBITDA to measure our interest coverage ratio which represents EBITDA divided by interest expense.

FFO and EBITDA do not represent net income or cash flow provided from operating activities as determined in accordance with generally accepted accounting principles and should not be considered as alternative measures of profitability or liquidity. Additionally, FFO and EBITDA, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Please see Exhibits 14 and 16 for reconciliations of FFO and EBITDA to net income.

OUTLOOK FOR 2003. We expect to report net income available to common stockholders in the range of $1.69 to $1.74 per diluted share and FFO in the range of $2.78 to $2.83 per diluted share for the year 2003. The guidance assumes gross investments of $325-350 million, net investments of $250 million and non-recognition of interest income on the mortgage loan with Doctors Community Health Care Corporation. Please see Exhibit 15 for a reconciliation of the outlook for net income and FFO.

DIVIDEND REINVESTMENT PLAN. As previously announced, we have implemented our new, enhanced dividend reinvestment and stock purchase plan. Existing stockholders are now able to purchase up to $5,000 of common stock per month at a discount, currently set at four percent. Additionally, investors who are not stockholders of the company may use this plan to make an initial investment in the company. We have the discretion to grant waivers for purchases in excess of $5,000 per month.

CONFERENCE CALL INFORMATION. We have scheduled a conference call on July 16, 2003, at 11:00 A.M. EDST to discuss our second quarter 2003 results, industry trends, portfolio performance and outlook for the remainder of 2003. To participate on the webcast, log on to www.hcreit.com or www.ccbn.com 15 minutes before the call to download the necessary software. Replays will be available for 90 days through the same Web sites. This earnings release is posted on our Web site under the heading Press Releases.

Health Care REIT, Inc., with headquarters in Toledo, Ohio, is a real estate investment trust that invests in health care facilities, primarily skilled nursing and assisted living facilities. At June 30, 2003, we had investments in 270 health care facilities in 33 states with 47 operators and had total assets of approximately $1.7 billion. For more information on Health Care REIT, Inc., via facsimile at no cost, dial 1-800-PRO-INFO and enter the company code - HCN. More information is available on the Internet at http://www.hcreit.com.

2Q03 Earnings Release                                              July 15, 2003

--------------------------------------------------------------------------------

This document may contain "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the possible expansion of our portfolio; the performance of our operators and properties; our ability to enter into agreements with new viable tenants for properties which we take back from financially troubled tenants, if any; our ability to make distributions; our policies and plans regarding investments, financings and other matters; our tax status as a real estate investment trust; our ability to appropriately balance the use of debt and equity; and our ability to access capital markets or other sources of funds. When we use words such as "believe," "expect," "anticipate," or similar expressions, we are making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Our expected results may not be achieved, and actual results may differ materially from our expectations. This may be a result of various factors, including, but not limited to: the status of the economy; the status of capital markets, including prevailing interest rates; compliance with and changes to regulations and payment policies within the health care industry; changes in financing terms; competition within the health care and senior housing industries; and changes in federal, state and local legislation. Finally, we assume no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

                           FINANCIAL SCHEDULES FOLLOW

                                      #####

                             HEALTH CARE REIT, INC.
                              FINANCIAL SUPPLEMENT


CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(IN THOUSANDS)


                                                                               JUNE 30
                                                             -------------------------------------------
                                                                 2003                           2002
                                                                 ----                           ----

ASSETS
Real estate investments:
  Real property owned
      Land                                                   $   131,905                   $   106,299
      Buildings & improvements                                 1,431,662                     1,155,541
      Construction in progress                                    35,151                             0
                                                               ---------                     ---------
                                                               1,598,718                     1,261,840
      Less accumulated depreciation                             (137,029)                      (98,637)
                                                               ---------                     ---------
      Total real property owned                                1,461,689                     1,163,203

  Loans receivable
      Real property loans                                        202,287                       226,158
      Subdebt investments                                         15,965                        24,132
                                                               ---------                     ---------
                                                                 218,252                       250,290
  Less allowance for losses on loans receivable                   (5,455)                       (7,361)
                                                               ---------                     ---------
                                                                 212,797                       242,929
                                                               ---------                     ---------
      Net real estate investments                              1,674,486                     1,406,132

Other assets:
      Equity investments                                           7,492                         6,891
      Deferred loan expenses                                       6,187                         6,358
      Cash and cash equivalents                                    7,953                         9,256
      Receivables and other assets                                49,982                        37,667
                                                               ---------                     ---------
                                                                  71,614                        60,172
                                                               ---------                     ---------

TOTAL ASSETS                                                 $ 1,746,100                   $ 1,466,304
                                                             ===========                   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
      Borrowings under unsecured lines of
        credit obligations                                   $   156,900                   $    99,000
      Senior unsecured notes                                     615,000                       365,000
      Secured debt                                                61,608                       112,033
      Accrued expenses and other liabilities                      17,282                        19,114
                                                               ---------                     ---------
Total liabilities                                                850,790                       595,147

Stockholders' equity:
      Preferred stock                                            106,150                       135,000
      Common stock                                                41,360                        38,116
      Capital in excess of par value                             821,897                       743,875
      Cumulative net income                                      618,855                       545,557
      Cumulative dividends                                      (690,366)                     (586,669)
      Accumulated other comprehensive income                          79                          (558)
      Other equity                                                (2,665)                       (4,164)
                                                               ---------                     ---------
TOTAL STOCKHOLDERS' EQUITY                                       895,310                       871,157
                                                               ---------                     ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 1,746,100                   $ 1,466,304
                                                             ===========                   ===========



                             HEALTH CARE REIT, INC.
                              FINANCIAL SUPPLEMENT


CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                                 JUNE 30                             JUNE 30
                                                    ----------------------------------      ---------------------------
                                                             2003              2002             2003              2002
                                                             ----              ----             ----              ----
Revenues:
  Rental income                                        $     42,023       $    31,528        $   82,783       $   60,267
  Interest income                                             5,190             7,107            10,130           13,894
  Commitment fees and other income                              643               749             1,235            1,306
                                                       ------------       -----------        ----------       ----------
Gross revenues                                               47,856            39,384            94,148           75,467

Expenses:
  Interest expense                                           13,161            10,026            25,037           19,505
  Provision for depreciation                                 11,856             9,261            23,508           17,554
  General and administrative                                  2,847             2,285             5,457            4,546
  Loan expense                                                  680               580             1,315            1,157
  Impairment of assets                                            0               550                 0              550
  Loss on extinguishment of debt                                  0               403                 0              403
  Provision for loan losses                                     250               250               500              500
                                                       ------------       -----------        ----------       ----------
Total expenses                                               28,794            23,355            55,817           44,215
                                                       ------------       -----------        ----------       ----------
Income from continuing operations                            19,062            16,029            38,331           31,252

Discontinued operations:
  Gain (loss) on sales of properties                              0               145                34              145
  Income (loss) from discontinued
    operations, net                                               0               657                (6)           1,323
                                                       ------------       -----------        ----------       ----------
                                                                  0               802                28            1,468
                                                       ------------       -----------        ----------       ----------
Net income                                                   19,062            16,831            38,359           32,720
Preferred dividends                                           2,318             3,341             5,164            6,718
                                                       ------------       -----------        ----------       ----------
Net income available to
  common stockholders                                  $     16,744       $    13,490        $   33,195       $   26,002
                                                       ============       ===========        ==========       ==========
Average number of common shares
  outstanding:
    Basic                                                    40,546            35,446            40,269           34,196
    Diluted                                                  41,136            36,223            40,822           34,954

Net income available to
  common stockholders per share:
    Basic                                              $       0.41       $      0.38        $     0.82       $     0.76
    Diluted                                                    0.41              0.37              0.81             0.74

Funds from operations                                  $     28,600       $    23,942        $   56,674       $   45,131

Funds from operations per share:
    Basic                                              $       0.71       $      0.68        $     1.41       $     1.32
    Diluted                                                    0.70              0.66              1.39             1.29

Dividends per share                                    $      0.585       $     0.585        $    1.170       $    1.170


HEALTH CARE REIT, INC.
FINANCIAL SUPPLEMENT - JUNE 30, 2003

PORTFOLIO COMPOSITION ($000's)                                        EXHIBIT 1
-----------------------------

BALANCE SHEET DATA            # Properties   # Beds/Units     Balance           % Balance
                              ------------------------------------------------------------
  Real Property                    249          23,402      $1,461,689              87%
  Loans Receivable                  21           2,562         202,287              12%
  Subdebt Investments                0               0          15,965               1%
                              ------------------------------------------------------------
  Total Investments                270          25,964      $1,679,941             100%


INVESTMENT DATA               # Properties   # Beds/Units   Investment (1)    % Investment
                              ------------------------------------------------------------
  Assisted Living Facilities       166          11,043      $  914,724              54%
  Skilled Nursing Facilities        96          13,617         634,505              38%
  Specialty Care Facilities          8           1,304         138,557               8%
                              ------------------------------------------------------------
  Real Estate Investments          270          25,964      $1,687,786             100%

NOTES: (1) REAL ESTATE INVESTMENTS INCLUDE GROSS REAL ESTATE INVESTMENTS AND
           CREDIT ENHANCEMENTS WHICH AMOUNTED TO $1,679,941,000 AND $7,845,000, RESPECTIVELY.



REVENUE COMPOSITION ($000's)                                         EXHIBIT 2
---------------------------

                                     Three Months Ended          Six Months Ended
                                        June 30, 2003             June 30, 2003
                                    ---------------------      ---------------------
REVENUE BY INVESTMENT TYPE (1)
  Real Property                     $42,556           89%      $83,756           89%
  Loans Receivable                    4,890           10%        9,723           10%
  Subdebt Investments                   410            1%          669            1%
                                    ---------------------      ---------------------
  Total                             $47,856          100%      $94,148          100%

REVENUE BY FACILITY TYPE (1)
  Assisted Living Facilities        $27,570           58%      $53,405           57%
  Skilled Nursing Facilities         17,580           37%       35,085           37%
  Specialty Care Facilities           2,706            5%        5,658            6%
                                    ---------------------      ---------------------
  Total                             $47,856          100%      $94,148          100%

NOTES: (1) REVENUES INCLUDE GROSS REVENUES AND REVENUES FROM DISCONTINUED OPERATIONS.
                                                                    PAGE 6 OF 12

OPERATOR CONCENTRATION ($000's)                                       EXHIBIT 3
-------------------------------

CONCENTRATION BY INVESTMENT               # Properties    Investment      % Investment
                                          --------------------------------------------
  Commonwealth Communities L.L.C.                 14      $  198,309              12%
  Merrill Gardens L.L.C.                          14         120,443               7%
  Life Care Centers of America, Inc.              17         118,529               7%
  Home Quality Management, Inc.                   19         114,747               7%
  Alterra Healthcare Corporation                  45         104,806               6%
  Remaining Operators (42)                       161       1,030,952              61%
                                          --------------------------------------------
  Total                                          270      $1,687,786             100%

CONCENTRATION BY REVENUE                  # Properties    Revenue (1)      % Revenue
                                          --------------------------------------------
  Commonwealth Communities L.L.C.                 14      $   13,345              14%
  Home Quality Management, Inc.                   19           7,771               8%
  Merrill Gardens L.L.C.                          14           7,150               8%
  Life Care Centers of America, Inc.              17           7,056               7%
  Alterra Healthcare Corporation                  45           6,904               7%
  Remaining Operators (42)                       161          51,922              56%
                                          --------------------------------------------
  Total                                          270      $   94,148             100%

NOTES: (1) SIX MONTHS ENDED JUNE 30, 2003.

GEOGRAPHIC CONCENTRATION ($000's)                                     EXHIBIT 4
---------------------------------

CONCENTRATION BY REGION      # Properties    Investment         % Investment
                             ------------    ----------         ------------
  South                             156      $  777,779              46%
  Northeast                          43         398,540              24%
  Midwest                            37         260,420              15%
  West                               34         251,047              15%
                             ------------    ----------         ------------
  Total                             270      $1,687,786             100%


CONCENTRATION BY STATE       # Properties    Investment         % Investment
                             ------------    ----------         ------------
  Massachusetts                      22      $  247,233              15%
  Florida                            29         151,639               9%
  Texas                              31         115,738               7%
  Ohio                               13         115,503               7%
  Tennessee                          18          98,253               6%
  Remaining States (28)             157         959,420              56%
                             ------------    ----------         ------------
  Total                             270      $1,687,786             100%


REVENUE BY STATE             # Properties    Revenue (1)         % Revenue
                             ------------    ----------         ------------
  Massachusetts                      22      $   15,961              17%
  Florida                            29           9,752              10%
  Texas                              31           7,877               8%
  Ohio                               13           5,980               6%
  Tennessee                          18           5,132               5%
  Remaining States (28)             157          49,446              54%
                             ------------    ----------         ------------
  Total                             270      $   94,148             100%

NOTES: (1) SIX MONTHS ENDED JUNE 30, 2003.

COMMITTED INVESTMENT BALANCES                                         EXHIBIT 5
-----------------------------
($000's EXCEPT INVESTMENT PER BED/UNIT)

                                                                          Committed      Investment
                                          # Properties     # Beds/Units  Balance (1)    per Bed/Unit
                                          ----------------------------------------------------------
Assisted Living Facilities                      166          11,043      $  933,807      $   84,561
Skilled Nursing Facilities                       96          13,617         634,505          46,597
Specialty Care Facilities                         8           1,304         147,023         112,748
                                          ----------------------------------------------------------
Total                                           270          25,964      $1,715,335            -na-

NOTES: (1) COMMITTED BALANCE INCLUDES GROSS REAL ESTATE INVESTMENTS, CREDIT
           ENHANCEMENTS AND UNFUNDED COMMITMENTS FOR WHICH INITIAL FUNDING HAD COMMENCED.

LEASE UP STATISTICS ON ASSISTED LIVING FACILITIES ($000's)          EXHIBIT 6
---------------------------------------------------------

                           Average Months
OCCUPANCY     # Properties  in Operation    Revenue (1)     % of Revenue
              ----------------------------------------------------------
  0% - 50%         0            -na-          $    0            0%
  50% - 70%        8             28            4,890            5%
  70% +           10             20            3,104            3%
              ----------------------------------------------------------
                  18            -na-          $7,994            8%

NOTES: (1) INTEREST AND RENTAL INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2003.

SELECTED FACILITY DATA                                                EXHIBIT 7
----------------------

                                                                                    Coverage Data
                                                % Payor Mix                    ------------------------
                                              -------------------               Before         After
                                Census        Private    Medicare              Mgt. Fees      Mgt. Fees
                              -------------------------------------------------------------------------
Assisted Living Facilities        85%           96%        0%                    1.31x          1.11x
Skilled Nursing Facilities        85%           20%        16%                   1.73x          1.31x
Specialty Care Facilities         68%           16%        37%                   2.23x          1.71x
                                                                               ------------------------
                                                          Weighted Averages      1.53x          1.25x

NOTES: DATA AS OF MARCH 31, 2003.

CREDIT SUPPORT ($000's)                                              EXHIBIT 8
-----------------------

                                            Balance   % Investment
                                          -------------------------
Cross Defaulted                           $1,586,174        94% of gross real estate investments
Cross Collateralized                         163,065        81% of real property loans receivable
Master Leases                              1,211,150        83% of real property owned

CURRENT CAPITALIZATION ($000's)                                            LEVERAGE & PERFORMANCE RATIOS
-------------------------------                                         -----------------------------------
                                            Balance     % Balance
                                          -----------------------
Borrowings Under Bank Lines               $  156,900         9%          Debt/Total Book Cap            48%
Long-Term Debt Obligations                   676,608        39%          Debt/Total Market Cap          38%
Stockholders' Equity                         895,310        52%          Interest Coverage        3.36x 2nd Qtr.
                                          --------------------                                    3.50x YTD
  Total Book Capitalization               $1,728,818       100%          FFO Payout Ratio          84%  2nd Qtr.
                                                                                                   84%  YTD

REVENUE MATURITIES ($000's)                                          EXHIBIT 9

OPERATING LEASE EXPIRATIONS & LOAN MATURITIES
---------------------------------------------

                        Current Lease         Current Interest          Interest and
      Year               Revenue (1)             Revenue (1)            Lease Revenue             % of Total
--------------------------------------------------------------------------------------------------------------
      2003                $  3,670                $    624                $  4,294                       2%
      2004                     410                   1,430                   1,840                       1%
      2005                       0                   5,500                   5,500                       3%
      2006                     942                   3,914                   4,856                       2%
      2007                       0                       0                       0                       0%
   Thereafter              169,592                  10,098                 179,690                      92%
                      ----------------------------------------------------------------------------------------
      Total               $174,614                $ 21,566                $196,180                     100%

NOTES: (1) REVENUE IMPACT BY YEAR, ANNUALIZED.

DEBT MATURITIES AND PRINCIPAL PAYMENTS ($000's)                     EXHIBIT 10
-----------------------------------------------

      Year            Lines of Credit (1)        Senior Notes           Secured Debt (1)             Total
 -----------------------------------------------------------------------------------------------------------
      2003                $      0                $      0                $    418                $    418
      2004                  30,000                  40,000                  60,888                 130,888
      2005                       0                       0                     966                     966
      2006                 225,000                  50,000                   1,032                 276,032
      2007                       0                 175,000                  12,910                 187,910
      2008                       0                 100,000                     601                 100,601
      2009                       0                       0                     641                     641
   Thereafter                    0                 250,000                  44,152                 294,152
                         -----------------------------------------------------------------------------------
     Total                $255,000                $615,000                $121,608                $991,608

NOTES: (1) REFLECTED AT 100% CAPACITY.

INVESTMENT ACTIVITY ($000's)                                        EXHIBIT 11
----------------------------

                                       Three Months Ended                Six Months Ended
                                         June 30, 2003                    June 30, 2003
                                    -------------------------        -------------------------
FUNDING BY INVESTMENT TYPE
  Real Property                     $127,418              96%        $166,216              90%
  Loans Receivable                     3,729               3%          13,382               8%
  Subdebt Investments                    946               1%           4,133               2%
                                    -------------------------        -------------------------
  Total                             $132,093             100%        $183,731             100%

FUNDING BY FACILITY TYPE
  Assisted Living Facilities        $ 30,976              24%        $ 62,954              34%
  Skilled Nursing Facilities          90,047              68%         104,109              57%
  Specialty Care Facilities           11,070               8%          16,668               9%
                                    -------------------------        -------------------------
  Total                             $132,093             100%        $183,731             100%

DISPOSITION ACTIVITY ($000's)                                       EXHIBIT 12
----------------------------

                                         Three Months Ended              Six Months Ended
                                           June 30, 2003                  June 30, 2003
                                    -------------------------        -------------------------
DISPOSITIONS BY INVESTMENT TYPE
  Real Property                        $   145              3%        $   255              1%
  Loans Receivable                       4,952             97%         20,558             99%
                                    ----------           -----      ---------           -----
  Total                                $ 5,097            100%        $20,813            100%

DISPOSITIONS BY FACILITY TYPE
  Assisted Living Facilities           $ 5,097            100%        $20,813            100%
  Skilled Nursing Facilities                 0              0%              0              0%
  Specialty Care Facilities                  0              0%              0              0%
                                    ----------           -----      ---------           -----
  Total                                $ 5,097            100%        $20,813            100%

DISCONTINUED OPERATIONS ($000's)                                    EXHIBIT 13
--------------------------------

                                Three Months Ended                Six Months Ended
                                  June 30, 2003                     June 30, 2003
                                ------------------                ----------------
REVENUES
Rental income                          $ 0                               $ 0

EXPENSES
Interest expense                         0                                 1
Provision for depreciation               0                                 5
                                ------------------                ----------------
Income (loss) from discontinued
  operations, net                      $ 0                               $(6)

                                                                   PAGE 10 OF 12

FUNDS FROM OPERATIONS RECONCILIATION                                 EXHIBIT 14
------------------------------------
(AMOUNTS IN 000'S EXCEPT PER SHARE DATA)

                                                       Three Months Ended                Six Months Ended
                                                             June 30                         June 30
                                                   ------------------------         -------------------------
                                                     2003             2002            2003              2002
                                                   --------        --------         --------         --------
Net income available to common stockholders        $ 16,744        $ 13,490         $ 33,195         $ 26,002
Provision for depreciation (1)                       11,856           9,644           23,513           18,321
Loss on extinguishment of debt                            0             403                0              403
Impairment of assets                                      0             550                0              550
Loss (gain) on sales of properties                        0            (145)             (34)            (145)
                                                   --------        --------         --------         --------
Funds from operations                              $ 28,600        $ 23,942         $ 56,674         $ 45,131

Average common shares outstanding:
  Basic                                              40,546          35,446           40,269           34,196
  Diluted                                            41,136          36,223           40,822           34,954

Per share data:
Net income available to common stockholders
  Basic                                            $   0.41        $   0.38         $   0.82         $   0.76
  Diluted                                              0.41            0.37             0.81             0.74

Funds from operations
  Basic                                            $   0.71        $   0.68         $   1.41         $   1.32
  Diluted                                              0.70            0.66             1.39             1.29

FFO PAYOUT RATIO
Dividends per share                                $  0.585        $  0.585         $  1.170         $  1.170
FFO per diluted share                              $   0.70        $   0.66         $   1.39         $   1.29
                                                   --------        --------         --------         --------
  FFO payout ratio                                      84%             89%              84%              91%

NOTES: (1) PROVISION FOR DEPRECIATION INCLUDES PROVISION FOR DEPRECIATION FROM DISCONTINUED OPERATIONS.


FFO OUTLOOK RECONCILIATION                                          EXHIBIT 15
--------------------------
(AMOUNTS IN 000's EXCEPT PER SHARE DATA)

                                                                       Year Ended
                                                                    December 31, 2003
                                                                ------------------------
                                                                  Low             High
                                                                --------        --------
Net income available to common stockholders                     $ 73,601        $ 75,699
Provision for depreciation                                        47,382          47,382
                                                                --------        --------
Funds from operations                                           $120,983        $123,081

Average common shares outstanding (diluted)                       43,505          43,505

Per share data (diluted):
Net income available to common stockholders                     $   1.69        $   1.74
Funds from operations                                               2.78            2.83

EBITDA RECONCILIATION ($000's)                                      EXHIBIT 16

                                        Three Months Ended             Six Months Ended
                                             June 30                       June 30
                                      ----------------------        -----------------------
                                        2003           2002           2003           2002
                                      -------        -------        -------        -------
Net income                            $19,062        $16,831        $38,359        $32,720
Provision for depreciation (1)         11,856          9,644         23,513         18,321
Interest expense (1)                   13,161         10,290         25,038         20,031
Capitalized interest                      380              0            638              0
Amortization (2)                          736            980          1,924          1,961
Provision for loan losses                 250            250            500            500
                                      -------        -------        -------        -------
EBITDA                                $45,445        $37,995        $89,972        $73,533

INTEREST COVERAGE RATIO

Interest expense (1)                  $13,161        $10,290        $25,038        $20,031
Capitalized interest                      380              0            638              0
                                      -------        -------        -------        -------
  Total interest                       13,541         10,290         25,676         20,031
EBITDA                                 45,445         37,995         89,972         73,533
                                      -------        -------        -------        -------
  Interest coverage ratio               3.36x          3.69x          3.50x          3.67x


NOTES: (1) PROVISION FOR DEPRECIATION AND INTEREST EXPENSE INCLUDE PROVISION
           FOR DEPRECIATION AND INTEREST EXPENSE FROM DISCONTINUED OPERATIONS.
       (2) AMORTIZATION INCLUDES AMORTIZATION OF DEFERRED LOAN EXPENSES, RESTRICTED STOCK AND STOCK OPTIONS.


                                                                   PAGE 12 OF 12